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               SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                          Form 8-K


                 Current Report Pursuant to
                     Section 13 or 15(d)
           of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 9, 1998
                                                  ----------------

                         AETNA INC.
   ------------------------------------------------------
   (Exact Name of Registrant as Specified in its Charter)


                         Connecticut
       ----------------------------------------------
       (State or Other Jurisdiction of Incorporation)


         1-11913                            02-0488491
 ------------------------                ----------------
 (Commission File Number)                (I.R.S. Employer
                                         Identification No.)


151 Farmington Avenue, Hartford, Connecticut        06156
--------------------------------------------      ----------
  (Address of Principal Executive Offices)        (ZIP Code)


                          (860) 273-0123
       ----------------------------------------------------
       (Registrant's Telephone Number, Including Area Code)


                            Not Applicable
    -------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)













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                      TABLE OF CONTENTS


                                                Page

Item 5.    Other Events.                         3


Item 7(c). Exhibits.                             3


Signatures                                       4















































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Item 5.    Other Events.

On December 9, 1998, Aetna Inc. and a subsidiary entered into definitive agreements with The Prudential Insurance Company of America and a subsidiary to acquire the Prudential HealthCare business for $1 billion.

A copy of Aetna's and Prudential's joint press release announcing this transaction is attached hereto as Exhibit 99, which exhibit is incorporated herein by reference.







Item 7(c). Exhibits.

Exhibit 99  Press Release of Aetna Inc. dated December 10, 1998.







































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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                       AETNA INC.
                                      ------------
                                      (Registrant)


Date: December 10, 1998               By /s/ Alan M. Bennett
                                      -----------------------
                                      Alan M. Bennett
                                      Vice President
                                      and Corporate Controller
                                     (Chief Accounting Officer)





































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                             EXHIBIT INDEX




Exhibit No.        Description

   99              Press Release of Aetna Inc. dated December 10, 1998